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                         AIM INTERNATIONAL EQUITY FUND

             (A SERIES PORTFOLIO OF AIM INTERNATIONAL FUNDS, INC.)

                         Supplement dated May 16, 1997
                   to the Prospectus dated February 24, 1997
                         as supplemented April 7, 1997


The individuals on the management team who are primarily responsible for the day-to-day management of the Fund are A. Dale Griffin, III, Clas G. Olsson, Paul A. Rogge and Barrett K. Sides.